NOTE 10 - SHORT TERM LOANS PAYABLE	3 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 10 – SHORT TERM LOANS PAYABLE

On July 9, 2012, the Company issued a promissory note to a director agreeing to pay the principal amount of $30,000 plus interest at the rate of 6% per annum on July 31, 2012. Kallo did not pay on the due date and the director advanced a further $24,839 which is non-interest bearing, unsecured and has no fixed repayment date. The total amount of $56,290 remains outstanding as at March 31, 2013.

An officer and a stockholder have agreed to provide short term funding to the Company by paying some of its expenses. The advances are non-interest bearing, unsecured and have no fixed repayment dates. As at March 31, 2013, $9,856 was owing to the officer and the stockholder.

As at March 31, 2013, the balance of $18,977 represented short term funding provided by third parties which are non-interest bearing, unsecured and have no fixed repayment date.